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                                                                    EXHIBIT 10-A

                                  AMENDMENT TO
                     EXECUTIVE SUPPLEMENTAL RETIREMENT PLAN




         AGREEMENT by and between AMERICAN PRECISION INDUSTRIES INC., a Delaware corporation with its principal office at 2777 Walden Avenue, Buffalo, New York 14225 (the "Company"), and KURT WIEDENHAUPT (the "Executive"), residing at 280 Carnoustie Road, East Aurora, New York 14052, dated as of February 19, 1999.


                               W I T N E S S E T H


         WHEREAS, the Company and the Executive entered into an agreement entitled the Executive Supplemental Retirement Plan (the "Plan") as of July 1, 1992, and entered into an agreement amending and restating the Plan as of July 1, 1996; and

         WHEREAS, the Board of Directors of the Company has authorized the following amendment to the Plan as so amended and restated, and the Executive has agreed to the amendment,

         NOW, THEREFORE, the Plan is amended as follows, effective February 19, 1999:

         1. The first two lines of Schedule A to the Plan are amended to read as follows:

                                   SCHEDULE A
                  As Amended Effective as of February 19, 1999

         2. Part I of Schedule A is deleted and the following paragraph is substituted in its place:

                           I. NORMAL RETIREMENT BENEFIT. Effective February 19,
                  1999 the Normal Retirement Benefit is $3,000,000.



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         3. The Schedule A appended to this Agreement, which has been restated
to include the amendments described above, shall be executed and attached to the Plan in place of the Schedule A that was designated "Effective as of July 1, 1996."

               IN WITNESS WHEREOF, the Executive has executed this Agreement, and the Company, pursuant to the authorization of its Board of Directors, has caused this Agreement to be executed, as of the day and year first above written.


                              AMERICAN PRECISION INDUSTRIES INC.



                              By   s/ Bruce McH. Kirschner
                                ------------------------------------------------
                                      Bruce McH. Kirchner,
                                      Vice President and Chief Financial Officer



                                   s/ James J. Tanous
                              -------------------------------------------------
                                      James J. Tanous, Secretary



                                   s/ Kurt Wiedenhaupt
                              -------------------------------------------------
                                      Kurt Wiedenhaupt, individually





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                     EXECUTIVE SUPPLEMENTAL RETIREMENT PLAN

                                   SCHEDULE A

                  As Amended Effective as of February 19, 1999



1.       Normal Retirement Benefit
         -------------------------

         Effective February 19, 1999, the Normal Retirement Benefit is
         $3,000,000.

2.       After-Tax Rate
         ---------------

         The After-Tax Rate is the percentage that is the remainder after the subtraction from (i) 100 percent of (ii) the effective marginal tax rate applicable to the Employee on the date as of which a calculation is being made. The Company shall determine the effective marginal tax rate applicable to the Employee as of the calculation date, taking into account federal, state, and local income tax rates; the hospital insurance tax rate under the Federal Insurance Contribution Act; the deduction (for income tax purposes) for state and local income taxes; and no income other than income attributable to the Company. An amount shall be converted to an after-tax amount by multiplying it by the After-Tax Rate in effect for the calculation date.

3.       Applicable Annual Rate
         ----------------------

         The Applicable Annual Rate is the annual rate of interest determined for a given calendar year as follows: For each calendar year, the Company shall obtain quotes from the Guardian Life Insurance Company and two other A+ rated life insurance companies on the single premium that would be required in January of that year to purchase an immediate annuity policy paying a fixed monthly benefit for a term certain of 180 months. The premiums quoted shall be translated into discount rates. The highest of the three discount rates shall be the Applicable Annual Rate in effect for calculations made as of any date during the given calendar year.

                              AMERICAN PRECISION INDUSTRIES INC.


                              by  s/ Bruce McH. Kirchner
                                -----------------------------------------------
                                     Bruce McH. Kirchner,
                                     Vice President and Chief Financial Officer



                                  s/ Kurt Wiedenhaupt
                              --------------------------------------------------
                                     Kurt Wiedenhaupt